Exhibit 99.1

Sientra Receives FDA Approval of PMA Supplement

Commercial Sale of U.S.-Manufactured OPUS™ Branded

Breast Implants to Begin Immediately

Additional $10 Million of Existing Credit Facility Now Accessible with FDA Approval

Santa Barbara, CA – April 18, 2018 – Sientra, Inc. (NASDAQ: SIEN) (“Sientra” or the “Company”), a medical aesthetics company, today announced U.S. Food and Drug Administration (FDA) approval of the Company’s PMA supplement allowing commercialization of its OPUS-branded breast implant products manufactured by Vesta, a Lubrizol LifeSciences company, at Vesta’s Wisconsin-based manufacturing facility.

Jeffrey M. Nugent, Chairman and Chief Executive Officer of Sientra, commented, “This FDA approval allows us to commercialize our OPUS-branded breast implants with an improved manufacturing process and represents a critical milestone for Sientra. The approval culminates over two years of successful collaboration between the Sientra and Vesta teams. We now once again have access to a supply of implants to support our plan to regain and grow share in the U.S. breast implant market for both augmentation and reconstruction. Our decision to manufacture finished goods product prior to approval has positively positioned us to begin meeting customer demand immediately. We will continue our precision-controlled selling strategy through the first half of 2018 as the new Vesta facility scales its manufacturing to full supply capabilities, which we anticipate will occur during the second half of this year.”

Mr. Nugent added, “As Sientra continues to expand into categories beyond breast surgery, we decided to rebrand our breast products with a name that symbolizes what they represent. We chose the name Sientra OPUS, the only brand of silicone gel breast implants and tissue expanders marketed exclusively to board-certified plastic surgeons. OPUS signifies an artist’s best body of work and for our brand, the name evokes excellence, quality, performance and artistry. We believe our OPUS products provide the true artists with the best tools available to achieve optimal results.”

Mr. Nugent concluded, “Since October 2015, the entire Sientra team has been determined to overcome each successive challenge stemming from our former Brazilian manufacturer. With today’s FDA approval, we have closed the final chapter of our transition and positioned the Company with a diversified portfolio of differentiated products to capitalize on significant market opportunities for each of our two core businesses. Overall, we are now poised to continue executing an integrated commercial aesthetics strategy. In the immediate term, we will be leveraging the American Society for Aesthetic Plastic Surgery (ASAPS) annual meetings held later this month to showcase each of our brands. Looking further ahead, we expect 2018 to be another pivotal year in which we deliver meaningful incremental value to our customers, patients, and shareholders.”

With this FDA approval, Sientra has gained access to an additional $10.0 million tranche of term debt under its credit facility with MidCap Financial Services and Silicon Valley Bank.

About Sientra

Headquartered in Santa Barbara, California, Sientra is a medical aesthetics company committed to making a difference in patients’ lives by enhancing their body image, growing their self-esteem and restoring their confidence. The Company was founded to provide greater choice to board-certified plastic surgeons and patients in need of medical aesthetics products. The Company has developed a broad portfolio of products with technologically differentiated characteristics, supported by independent laboratory testing and strong clinical trial outcomes. The Company sells its OPUS™ brand of breast implants and breast tissue expanders exclusively to board-certified and board-admissible plastic surgeons and tailors its customer service offerings to their specific needs. The Company also offers a range of other aesthetic and specialty products including BIOCORNEUM®, the professional choice in scar management, and miraDry®, the only FDA-cleared device to reduce underarm sweat, odor and permanently reduce hair of all colors.

About MidCap Financial

MidCap Financial is a middle market-focused, specialty finance firm that provides senior debt solutions to businesses across all industries. The firm’s years of experience, strong balance sheet, and flexibility make it a lender of choice for companies across all stages of growth and complexity. MidCap Financial’s debt solutions focus in five areas: (i) General and Healthcare Asset-Based working capital loans collateralized by third-party accounts receivable and other assets, (ii) Leveraged loans to companies backed by private equity sponsors, (iii) Life Sciences loans to VC-backed and public pharmaceutical, biotech, and medical device companies, (iv) Real Estate loans on all types of commercial properties, medical office buildings, various types of senior housing and skilled nursing properties, and (v) Lender Finance term loans or revolvers provided across the consumer and commercial finance sectors. Additional information about MidCap Financial can be found at www.midcapfinancial.com.

About Silicon Valley Bank

For more than 30 years, Silicon Valley Bank (SVB) has helped innovative companies and their investors move bold ideas forward, fast. SVB provides targeted financial services and expertise through its offices in innovation centers around the world. With commercial, international and private banking services, SVB helps address the unique needs of innovators. Learn more at svb.com.

Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, based on management’s current assumptions and expectations of future events and trends, which affect or may affect the Company’s business, strategy, operations or financial performance, and actual results may differ materially from those expressed or implied in such statements due to numerous risks and uncertainties. Forward-looking statements include, but are not limited to, statements regarding the Company’s ability to regain share in the U.S. breast implant market, the Company’s ability to meet customer demand, the timing for relaunch of the Company’s breast implants, the expected growth of the Company’s current customer base and acquisition of new customers, the Company’s ability to deliver value and become a world class, diversified aesthetics organization, and the Company’s ability to finance its near and long-term strategic growth initiatives. Such statements are subject to risks and uncertainties, including positive reaction from plastic surgeons and their patients to Sientra’s breast products, risks associated with contracting with any third-party manufacturer and supplier, including uncertainties that such parties will be able to meet consumer demand, that the integration of recently acquired product lines will not achieve the anticipated benefits, and the ability to obtain additional capital on acceptable terms. Additional factors that could cause actual results to differ materially from those contemplated in this press release can be found in the Risk Factors section of Sientra’s Annual Report on Form 10-K for the year ended December 31, 2017. All statements other than statements of historical fact are forward-looking statements. The words ‘‘believe,’’ ‘‘may,’’ ‘‘might,’’ ‘‘could,’’ ‘‘will,’’ ‘‘aim,’’ ‘‘estimate,’’ ‘‘continue,’’ ‘‘anticipate,’’ ‘‘intend,’’ ‘‘expect,’’ ‘‘plan,’’ or the negative of those terms, and similar expressions that convey uncertainty of future events or outcomes are intended to identify estimates, projections and other forward-looking statements. Estimates, projections and other forward-looking statements speak only as of the date they were made, and, except to the extent required by law, the Company undertakes no obligation to update or review any estimate, projection or forward-looking statement.

Investor Contacts:

Patrick F. Williams

Sientra, Chief Financial Officer

(619) 675-1047

patrick.williams@sientra.com

Tram Bui / Brian Johnston

The Ruth Group

(646) 536-7035 / (646) 536-7028

IR@sientra.com